Exhibit 10.19

DEMAND MEDIA, INC.

AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Demand Media, Inc. (the “Company”), pursuant to the Amended and Restated Demand Media, Inc. 2006 Equity Incentive Plan (as such plan may be amended and/or restated, the “Plan”), hereby grants to Optionee listed below (“Optionee”), an option to purchase the number of shares of the Company’s Common Stock (“Shares”) set forth below, subject to the terms and conditions of the Plan and this Stock Option Agreement. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement.

I.                            NOTICE OF STOCK OPTION GRANT

Optionee:	Richard Rosenblatt

Date of Stock Option Agreement:	June , 2009

Date of Grant:	June 9, 2009

Vesting Commencement Date:	April 1, 2009

Exercise Price per Share:	$4.75

Total Number of Shares Granted:	4,200,000 Shares

Total Exercise Price:	$19,950,000

Term/Expiration Date:	June 8, 2019

Type of Option:        ☐ Incentive Stock Option    ☒ Non-Qualified Stock Option

Vesting Schedule: This Option shall vest and become exercisable as to one-forty-eighth (1/48th) of the Shares subject hereto on each monthly anniversary of the Vesting Commencement Date, subject to Optionee’s continued status as a Service Provider through each such vesting date, such that all Shares subject to this Option shall be vested and exercisable (subject to Optionee’s continued status as a Service Provider) as of the fourth anniversary of the Vesting Commencement Date, provided, however, that if a Change of Control shall occur prior to termination of Optionee’s status as a Service Provider and either (x) Optionee remains a Service Provider through the three hundred and eightieth (380th) day following the Change of Control or (y) Optionee’s employment is terminated by the Company without Cause or by Optionee for Good Reason (as defined below) prior to the three hundred and eightieth (380) day following the Change of Control, then the Option shall vest in full and become exercisable with respect to all Shares subject hereto (to the extent not already vested and exercisable) on the first to occur of the three hundred and eightieth (380th) day following the Change of Control or termination of Optionee’s employment by the Company without Cause or by Optionee for Good Reason following consummation of a Change of Control and, provided, further, that if Optionee’s employment with the Company is terminated by the Company without Cause or by Optionee for Good Reason upon consummation of or within 90 days prior to the occurrence of a Change of Control and such termination was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or such termination otherwise arose in connection with a Change of Control, as determined in the reasonable discretion of the Administrator, then the Option shall vest in full and become exercisable with respect to all Shares subject hereto upon the consummation of such Change of Control.

Good Reason. For purposes of this Agreement, “Good Reason” shall mean any one of the following without Optionee’s consent, provided that Optionee notifies the Company in writing of such occurrence within thirty (30) days after the first date on which Optionee becomes aware (or should, with reasonable diligence, have become aware) of such occurrence (but in no event later than two years after the initial existence of such occurrence):

(i)            a demotion or material diminution of Optionee’s position, authority, duties or responsibilities (other than any insubstantial action not taken in bad faith and which is promptly remedied by the Company upon notice by Optionee), but does not include a change in title, authority, duties and/or responsibilities following a Change of Control if (A) Optionee’s new title is that of an executive officer of the entity surviving such Change of Control (or, if applicable, its parent company if such entity has a parent company) reporting directly to the Chief Executive Officer of the entity surviving such Change of Control (or, if applicable, its parent company, if such entity has a parent company) and Optionee’s authority, duties and responsibilities are commensurate with such title, or (B) (1) the entity surviving such Change of Control (or, if applicable, its parent company if such entity has a parent company) continues to operate the Company’s principal businesses as a separate unit, division or subsidiary or combines the Company’s principal businesses with one of its existing units, divisions or subsidiaries and (2) Optionee’s new title is that of the principal executive officer of such unit, division or subsidiary and Optionee’s authority, duties and responsibilities are commensurate with such title;

(ii)           requirement that Optionee report to work more than 20 miles from the Company’s existing headquarters (not including normal business travel required of Optionee’s position) or, to the extent such requirement would not constitute a material change in the geographic location at which Optionee must perform Optionee’s services under the Employment Agreement between the Company and Optionee, dated April 16, 2006 (as amended, the “Employment Agreement”) within the meaning of Code Section 409A, such higher number of miles from the Company’s existing headquarters as would constitute a material change in the geographic location at which Optionee must perform services under the Employment Agreement within the meaning of Code Section 409A;

(iii)          a material reduction in Optionee’s base salary ; or

(iv)          a material breach by the Company of its obligations under the Employment Agreement,

provided, that Optionee shall not have Good Reason to terminate Optionee’s employment with the Company unless (i) Optionee provides the Company with written notice of the acts or omissions constituting the grounds for Good Reason (“Notice”) within sixty (60) days after Optionee first becomes aware (or should, with reasonable diligence, have become aware) of the existence of the grounds for Good Reason, (ii) Optionee provides the Company a reasonable opportunity to cure the conditions giving rise to such Good Reason, which shall not be less than thirty (30) days following the date Optionee provides Notice to the Company, and (iii) Optionee terminates Optionee’s employment no later than sixty (60) days after provision of Notice to the Company.

For the avoidance of doubt, “Cause” shall have the meaning provided in the Employment Agreement.

Termination Period: Following a termination of Optionee’s status as a Service Provider, the Option shall remain outstanding and exercisable (to the extent vested) for a period of thirty (30) days following such termination, provided, that (i) if Optionee’s employment with the Company is terminated without Cause or for Good Reason, the Option shall remain outstanding, eligible to vest in accordance with the last proviso in the Vesting Schedule above (if applicable), and exercisable (to the extent vested) for a period of twelve months following such termination, (ii) if Optionee’s status as a Service Provider is terminated for Cause at any time, the Option shall terminate and be forfeited in full as of the start of business on the date of Optionee’s termination, without regard to the Option’s vested status, or (iii) if Optionee’s status as a Service Provider is terminated due to Optionee’s death or total and permanent disability (within the meaning of Section 22(3)(3) of the Code) at any time, the Option shall remain outstanding and exercisable (to the extent vested) for a period of six months following such termination (and, in the case of Optionee’s death, shall be exercisable by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance). Notwithstanding the foregoing, (x) except as expressly provided in the Vesting Schedule above with respect to a Change of Control following a termination of Optionee’s employment without Cause or for Good Reason, in no event shall any portion of the Option vest following termination of Optionee’s status as a Service Provider, and (y) in no event shall any portion of the Option be exercisable after the Term/Expiration Date stated above.

II.                        AGREEMENT

1.             Grant of Option. The Company hereby grants to Optionee an Option to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Stock Option Agreement, the Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference.

If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, however, that to the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options (within the meaning of Code Section 422, but without regard to Code Section 422(d)), including the Option, are exercisable for the first time by Optionee during any calendar year, exceeds $100,000, such options shall be treated as not qualifying under Code Section 422, but rather shall be treated as Non-Qualified Stock Options to the extent required by Code Section 422. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

2.             Exercise of Option. This Option is exercisable as follows:

(a)           Right to Exercise.

(i)            This Option shall be exercisable cumulatively according to the Vesting Schedule set forth in the Notice of Grant. For purposes of this Stock Option Agreement, Shares subject to this Option shall vest based on Optionee’s continued status as a Service Provider, except as otherwise expressly provided in the Vesting Schedule set forth in the Notice of Grant.

(ii)           This Option may not be exercised for a fraction of a Share.

(iii)          In the event of Optionee’s death, disability or other termination of Optionee’s status as a Service Provider, the exercisability of the Option is governed by Section 7 below and the Termination Provisions set forth in the Notice of Grant.

(iv)          In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

(b)           Method of Exercise. This Option shall be exercisable by written Notice (substantially in the form attached as Exhibit A). The Notice must state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. The Notice must be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Notice must be accompanied by payment of the Exercise Price plus payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written Notice accompanied by the Exercise Price and payment of any applicable withholding tax. No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3.             Optionee’s Representations. If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act or any applicable state laws at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B and shall make such other written representations as are deemed necessary or appropriate by the Company and/or its counsel.

4.             Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company, but which period shall not, in any event, exceed 270 days) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.

5.             Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee:

(a)           cash;

(b)           check; or

(c)           with the consent of the Administrator,

(i)            a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator and structured to comply with Applicable Laws;

(ii)           surrender of other Shares owned by Optionee which have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;

(iii)          surrendered Shares then issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Option or exercised portion thereof;

(iv)          property of any kind which constitutes good and valuable consideration;

(v)           delivery of a notice that Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price; provided, however, that payment of such proceeds is then made to the Company upon settlement of such sale; or

(vi)          any combination of the foregoing methods of payment.

6.             Restrictions on Exercise. If the issuance of Shares upon such exercise or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

7.             Termination of Relationship. If Optionee ceases to be a Service Provider, the exercisability of the Option following termination of Optionee’s status as a Service Provider shall be governed by the Termination Period provisions set forth in the Notice of Grant. To the extent that the Option is not vested as of the date on which Optionee’s status as a Service Provider terminates (except as otherwise expressly provided in the Termination Period provisions set forth in the Notice of Grant), or if Optionee does not exercise the Option within the time specified in the Termination Period Provisions set forth in the Notice of Grant, the Option shall terminate.

8.             No Section 280G Gross-Up; Cutback.

(a)           Notwithstanding anything herein or in the Employment Agreement to the contrary, in no event shall any value attributable under Code Section 280G to this Option or the vesting thereof (a) obligate the Company to make a Gross-Up Payment (as defined in the Employment Agreement) with respect to any value so attributable, or (b) be included in the denominator for purposes of calculating the “base amount” (within the meaning of Treas. Reg. 1.280G-1 Q&A 34) that is allocable (in accordance with Treas. Reg. 1.280G-1 Q&A 38) to any other payments to Optionee that are subject to the Gross-Up Payment, provided, that Optionee’s base amount shall be allocated in accordance with Treas. Reg. 1.280G-1 for all purposes other than the calculation of any Gross-Up Payment, including without limitation, for purposes of determining any excise taxes actually payable in respect of payments to Optionee. For the avoidance of doubt, to the extent that the Option or the vesting thereof cause any other payments or benefits provided to Purchaser to become subject to Code Section 280G (due to an increase in the total value of payments made to Purchaser in connection with a transaction), Optionee shall become eligible to receive a Gross-Up Payment with respect to such other payments in accordance with the terms of the Employment Agreement, but the value of the Gross-Up Payment shall not take into consideration any value attributable under Code Section 280G to the Option or the vesting thereof (other than for purposes of determining whether Code Section 280G applies, for which purposes, any value attributable to the Option shall be taken into account after giving effect to any reduction elected by Optionee in accordance with Section 8(b) below, if any).

(b)           Any payment or benefit received or to be received by Optionee in respect of this Option in connection with a Change of Control that would constitute a “parachute payment” within the meaning of Section 280G of the Code shall, if Optionee so elects in Optionee’s sole discretion, be reduced and forfeited to the minimum extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code if by reason of such reduction, the Net After-Tax Benefit received by Optionee with respect to this Option will exceed the Net After-Tax Benefit received by Optionee with respect to the Option if no such reduction was made. For purposes of this Section 8(b), “Net After-Tax Benefit” means (i) the value of the Option that would constitute a “parachute payment” within the meaning of

Section 280G of the Code, less (ii) the amount of all federal, state and local income taxes payable with respect to this Option, calculated at the maximum marginal income tax rate for each year in which the foregoing shall be paid to Optionee (based on the rate in effect for such year as set forth in the Code as in effect at the time of the first payment of the foregoing), less (iii) the amount of excise taxes imposed with respect to this Option by Section 4999 of the Code. The foregoing determination will be made by the Accounting Firm (as defined in the Employment Agreement). The Accounting Firm shall provide detailed supporting calculations both to the Company and to Optionee at such time or times as the Accounting Firm is required to provide calculations under Section 3(f)((3)(ii) of the Employment Agreement with regard to any Gross-Up Payment calculation. All fees and expenses of the Accounting Firm shall be borne solely by the Company. The Company and Optionee will each provide the Accounting Firm access to and copies of any books, records, and documents in their possession if reasonably requested by the Accounting Firm, and otherwise cooperate with the Accounting Firm in connection with the preparation and issuance of the determinations and calculations contemplated by this Section 8(b).

9.             Non-Transferability of Option. This Option may not be transferred in any manner except by will or by the laws of descent or distribution. It may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

10.           Term of Option. This Option may be exercised only within the term set forth in the Notice of Grant.

11.           Restrictions on Shares. Optionee hereby agrees that Shares purchased upon the exercise of the Option shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion, including, without limitation, restrictions on the transferability of Shares, the right of the Company to repurchase Shares, the right of the Company to require that Shares be transferred in the event of certain transactions, a right of first refusal in favor of the Company with respect to permitted transfers of Shares, tag-along rights and take-along rights. Such terms and conditions may, in the Administrator’s sole discretion, be contained in the Exercise Notice with respect to the Option or in such other agreement as the Administrator shall determine and which Optionee hereby agrees to enter into at the request of the Company.

12.           Code Section 409A. Without limiting the generality of any other provision of this Agreement, Section 23 of the Plan pertaining to Code Section 409A is hereby explicitly incorporated into this Agreement.

13.           No Right to Employment. Nothing in the Plan or in this Stock Option Agreement shall confer upon Optionee any right to serve or continue as an Employee, Director or Consultant of the Company or any Parent or Subsidiary, or shall interfere with or restrict in any way the rights of the Company or any Parent or Subsidiary, which are hereby expressly reserved, to discharge Optionee at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written employment agreement between Optionee and the Company or any Parent or Subsidiary.

(Signature Page Follows)

This Stock Option Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

DEMAND MEDIA, INC.

By:	/s/ Charles Hilliard
Name:	Name	Charles Hilliard
Title:	Title	Chief Financial Officer

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS STOCK OPTION AGREEMENT, NOR IN THE COMPANY’S 2006 EQUITY INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION AS A SERVICE PROVIDER OF THE COMPANY OR ANY PARENT OR SUBSIDIARY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S SERVICE PROVIDER RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE.

Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:	6/15/09	By:	/s/ Richard Rosenblatt
		Name:	Richard Rosenblatt

Address:

EXHIBIT A

DEMAND MEDIA, INC.

AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Demand Media, Inc.
Attention: Legal Department

1.             Exercise of Option. Effective as of today,                           ,                             , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                            shares of the Common Stock (the “Shares”) of Demand Media, Inc. (the “Company”) under and pursuant to the Amended and Restated Demand Media, Inc. 2006 Equity Incentive Plan (as such plan may be amended and/or restated, the “Plan”) and the Stock Option Agreement dated                                        (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:		$

Total Exercise Price:		$

Certificate to be issued in name of:

Cash Payment delivered herewith:	☐	$

Promissory note delivered herewith:	☐	$

Type of Option:          ☐ Incentive Stock Option   ☐ Non-Qualified Stock Option

2.             Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

3.             Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan. Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares. All shares issued pursuant to any exercise of the Option shall be subject to the terms and conditions of the Amended and Restated Stockholders’ Agreement among the Company and certain of its stockholders, dated as of September 27, 2006 (as such agreement may be further amended and restated, the “Stockholders’ Agreement”). Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Notice, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4.             Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

5.             Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company, but which period shall not, in any event, exceed 270 days) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

6.             Restrictive Legends and Stop-Transfer Orders.

(a)           Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required under the Stockholders’ Agreement and/or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND SUCH LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

(b)           Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)           Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7.             Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

8.             Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

9.             Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

10.           Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

11.           Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

12.           Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

13.           Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

DEMAND MEDIA, INC.	OPTIONEE

By:	By:
Name:	Name:
Title:
Address:

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:

COMPANY	:	Demand Media, Inc.

SECURITY	:	Common Stock

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of Demand Media, Inc. (the “Company”), the undersigned (the “Optionee”) represents to the Company the following:

(a)           Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. Optionee understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

(c)           Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety

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(90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including, in the case of an affiliate, (i) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), (ii) the availability of certain public information about the Company, (iii) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (iv) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold beginning ninety (90) days after the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than six months after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144 and the availability of certain public information about the Company (subject to certain exceptions); and, in the case of a sale of the Securities by an affiliate, the satisfaction of the conditions set forth in sections (i), (ii), (iii) and (iv) of the paragraph immediately above.

(d)           Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

(e)           Optionee understands and acknowledges that the Company will rely upon the accuracy and truth of the foregoing representations and Optionee hereby consents to such reliance.

Signature of Optionee:

Date:	,

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